UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	July 26, 2013
(Date of earliest event reported)	July 24, 2013

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	(d)	Regulation FD Disclosure

On July 24, 2013, we announced that our board of directors approved a cash dividend of 38 cents per share of common stock. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

On July 25, 2013, ONEOK Partners, L.P. (ONEOK Partners) announced that the board of directors of its general partner, ONEOK Partners GP, L.L.C., a wholly owned subsidiary of ONEOK, Inc., approved a cash distribution of 72 cents per unit for the second quarter 2013. A copy of the news release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01		Other Events

On July 24, 2013, our board of directors approved a cash dividend of 38 cents per share of common stock, payable August 15, 2013, to shareholders of record at the close of business August 5, 2013.

On July 25, 2013, the board of directors of ONEOK Partners’ general partner, ONEOK Partners GP, L.L.C., approved a cash distribution of 72 cents per unit effective for the second quarter 2013. The second-quarter distribution is payable on August 15, 2013, to unitholders of record as of August 5, 2013.

We own approximately 92.8 million common and Class B limited partner units and the entire 2 percent general partner interest, including incentive distribution rights, which together represented a 43.3 percent ownership interest in ONEOK Partners, L.P. as of March 31, 2013. We receive our portion of the referenced second-quarter distribution in accordance with our ownership interests as provided under the terms of the ONEOK Partners, L.P. partnership agreement.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		News release issued by ONEOK, Inc. dated July 24, 2013 – Dividend.
99.2		News release issued by ONEOK Partners, L.P. dated July 25, 2013 – Quarterly Distribution.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	July 26, 2013	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number		Description

99.1	(d)	News release issued by ONEOK, Inc. dated July 24, 2013 – Dividend.
99.2		News release issued by ONEOK Partners, L.P. dated July 25, 2013 – Quarterly Distribution.

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